UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3625 Cumberland Boulevard, Suite 1150, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2015, the Board of Directors (the "Board") of Preferred Apartment Communities, Inc. (the "Company") approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock. On May 7, 2015, the Compensation Committee of the Board of Directors approved grants of 5,650 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2011 Stock Incentive Plan to each of the following non-employee directors of the Company: Steve Bartkowski, Gary B. Coursey, William J. Gresham, Jr., Howard A. McLure and Timothy A. Peterson. The Board also approved the grant of an additional 1,883 shares of restricted common stock for the Chair of the Audit Committee of the Company, Timothy A. Peterson. The shares of restricted common stock will vest in equal amounts on the following dates: August 5, 2015, November 3, 2015, February 1, 2016 and May 2, 2016. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement, filed as an exhibit hereto and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 7, 2015, the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing eight directors to serve on the Board until the 2016 Annual Meeting of Stockholders; (ii) approving of the Third Amendment to the 2011 Stock Incentive Plan; (iii) taking an advisory vote on the compensation of our executive officers; and (iv) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  As of the record date, March 13, 2015, there were 22,004,309 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 18,254,047 shares of Common Stock representing approximately 83% of the total shares of Common Stock entitled to vote at the meeting.

(1)    The following eight persons were elected directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
John A. Williams	7,698,184	142,175	10,413,688
Leonard A. Silverstein	7,718,951	121,408	10,413,688
Daniel M. DuPree	7,410,015	430,344	10,413,688
Steve Bartkowski	7,748,186	92,173	10,413,688
Gary B. Coursey	7,749,795	90,564	10,413,688
William J. Gresham, Jr.	7,748,425	91,934	10,413,688
Howard A. McLure	7,754,895	85,464	10,413,688
Timothy A. Peterson	7,755,495	84,864	10,413,688

(2)	The Third Amendment to the 2011 Stock Incentive Plan was approved:

For	7,217,391
Against	456,168
Abstain	166,800
Broker Non-Votes	10,413,688

(3)    Advisory vote on the Company's executive compensation:

For	7,463,431
Against	202,095
Abstain	174,833
Broker Non-Votes	10,413,688

(4)	The stockholders ratified PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2015:

For	18,139,792
Against	81,192
Abstain	33,063

Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Form of Restricted Stock Agreement pursuant to the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Pre-effective Amendment No. 6 to Form S-11 Registration Statement (Registration No. 333-168407) filed by the Company with the Securities and Exchange Commission on March 4, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 7, 2015	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Corporate Secretary